UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2016

TRI Pointe Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35796	61-1763235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19540 Jamboree Road, Suite 300, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 438-1400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of 2016 Executive Officer Compensation

On February 25, 2016, the Board of Directors of TRI Pointe Group, Inc. (the “Company”) approved cash performance awards and awards of restricted stock units (“RSUs”) to the Company’s Chief Executive Officer, President, Chief Financial Officer, General Counsel and Chief Accounting Officer.

The cash performance awards were made pursuant to the Company’s 2013 Long-Term Incentive Plan, with a performance period of January 1, 2016 to December 31, 2016. The payout amounts, if any, may range from 0% to 200% and will be based on the Company’s achievement of specified pre-tax income amounts and will be calculated based on percentages of each officer’s target.

The Company awarded 297,426, 285,986 and 125,834 performance-based RSUs to the Company’s Chief Executive Officer, President and Chief Financial Officer, respectively. The number of performance-based RSUs awarded represents the maximum number of awards that may vest. The vesting, if at all, of these performance-based RSUs may range from 0% to 100% and will be based on the Company’s percentage attainment of specified threshold, target and maximum performance goals. The percentage of these performance-based RSUs that vest will be determined by comparing the Company’s total stockholder return to the total stockholder returns of a group of similarly-sized homebuilders. The performance period for these performance-based RSUs is January 1, 2016 to December 31, 2018. These performance-based RSUs will not vest if the Company’s total stockholder return from January 1, 2016 to December 31, 2018 is not a positive number, provided that the executive will thereafter become vested in the award units, or portion thereof, that would have otherwise vested on December 31, 2018 if on any day after December 31, 2018 and on or before December 31, 2020, the Company’s total stockholder return is greater than zero and the executive is employed by the Company on that date. If the performance-based RSUs have not vested on or before December 31, 2020, such performance-based RSUs shall be cancelled and forfeited for no consideration. These performance-based RSU awards were granted pursuant to the Company’s 2013 Long-Term Incentive Plan.

The Company also awarded 99,142, 95,328, 41,944, 27,645 and 19,351 time-vested RSUs to the Company’s Chief Executive Officer, President, Chief Financial Officer, General Counsel and Chief Accounting Officer, respectively, vesting one-third each year beginning on the first anniversary of the grant date of the awards.

The foregoing is a brief summary of the terms of those cash performance awards and awards of RSUs, and is qualified in its entirety by reference to the forms of award agreements, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 and incorporated by reference into this Item 5.02.

The Board of Directors approved increases in the base salaries of the Company’s Chief Executive Officer, President, Chief Financial Officer, General Counsel and Chief Accounting Officer of $100,000, $100,000, $50,000, $35,000 and $10,000, respectively.

The target total annual compensation of our executive officers is summarized in the table below.

Executive	Annualized Base Salary	Target Annual Incentive	Target Performance- Based RSUs(1)	Time-Vested RSUs(1)
Douglas F. Bauer (CEO)	$700,000	$980,000	148,713	99,142
Thomas J. Mitchell (President)	$675,000	$945,000	142,993	95,328
Michael D. Grubbs (CFO)	$550,000	$660,000	62,917	41,944
Bradley W. Blank (GC)	$385,000	$269,500	--	27,645
Glenn J. Keeler (CAO)	$260,000	$195,000	--	19,351

(1)	The number of restricted stock units awarded is based on the closing price of the Company’s common stock on March 1, 2016, the date of the grant.

Entry into Severance and Change in Control Protection Agreements

On February 26, 2016, the Company entered into severance and change in control protection agreements with each of Messrs. Blank and Keeler.  Each agreement has an initial term of three years and on the third anniversary date (and each annual anniversary date thereafter) will be automatically extended for one additional year unless either the executive or the Company gives written notice of non-renewal.  If a “change in control” (as defined in the agreement) occurs during the initial or extended term, then the term will continue for not less than 18 months beyond the month in which the change in control occurs.  The severance and change in control protection agreements shall not be deemed to create a contract of employment between the Company and the executive, and both the Company and the executive will have the right to terminate the executive’s employment at any time, with or without cause, and with or without prior notice.

Upon termination of employment, each executive will receive any accrued but unpaid base salary and other accrued and unpaid compensation, including any accrued and unpaid vacation and annual bonus.  Upon either an “involuntary termination without cause” (as defined in the agreement) or a voluntary termination for a “good reason” (as defined in the agreement), Messrs. Blank and Keeler, subject to his delivery of a release of claims, will be entitled to receive the sum of his annual base salary plus the greater of (i) the average of the annual cash bonuses received for the two fiscal years ending before the termination; and (ii) the target annual bonus for the year in which the termination occurs.  In either case and if the executive elects continued healthcare coverage under COBRA, the Company will also directly pay, or reimburse the executive for, the premium for his and his covered dependents through the earlier of (i) the one year anniversary of the date of his termination of employment, and (ii) the date he and his covered dependents become eligible for healthcare coverage under another employer’s plan(s).  In the event that the executive’s employment is terminated due to death or disability (as defined in the agreement), the executive or his beneficiaries or estate will be entitled to receive a pro-rata portion of his annual bonus for the fiscal year.

The foregoing summary of the severance and change in control protection agreements is not complete and is qualified in its entirety by reference to the form of severance and change in control protection agreement, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being filed herewith:

10.1	Form of Performance-Based Cash Award Agreement

10.2	Form of Performance-Based Restricted Stock Unit Award Agreement (total shareholder return)

10.3	Form of Time-Vested Restricted Stock Unit Award Agreement

10.4	Form of Severance and Change in Control Protection Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2016

TRI Pointe Group, Inc.

By	/s/ Bradley W. Blank
Bradley W. Blank Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description of Document

10.1	Form of Performance-Based Cash Award Agreement

10.2	Form of Performance-Based Restricted Stock Unit Award Agreement (total shareholder return)

10.3	Form of Time-Vested Restricted Stock Unit Award Agreement

10.4	Form of Severance and Change in Control Protection Agreement